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                                                                    EXHIBIT 10.8


                                  May 26, 1999

Vulcan Ventures, Incorporated
110 110th Avenue NE
Bellevue, WA  98004
Attn: Bill Savoy

Marcus Cable Operating Company, LLC,
 c/o Charter Communications, Inc.
12444 Powerscourt Dr., Suite 400
St. Louis, MO  63131
Attn: Curt Shaw

Charter Communications, Inc.
12444 Powerscourt Dr., Suite 400
St. Louis, MO  63131
Attn: Curt Shaw

         Re: "Nondisturbance Agreement"

Dear Ladies and Gentlemen:

         As an inducement to Vulcan Ventures, Incorporated, having a place of business at 110 110th Avenue NE, Bellevue, WA 98004 ("VULCAN"); Charter Communications, Inc., having a place of business at 12411 Powerscourt Dr., Suite 400, St. Louis, MO 63131 ("CHARTER"); and Marcus Cable, Inc., having a place of business at 2911 Turtle Creek Blvd., Suite 1300, Dallas, TX 75219 ("Marcus") (collectively, the "OPERATORS") to enter into the agreements hereinafter set forth referring to certain financing arrangements, including between Finova Capital Corporation, a Delaware corporation ("FINOVA") and High Speed Access Corp., having a place of business at 1000 West Ormsby Ave., Suite 210, Louisville, KY 40210 ("HSA"), and for other good and valuable consideration, me receipt and sufficiency of which are hereby acknowledged, HSA hereby acknowledges and agrees as follows:

         1. This letter is retroactively effective to April 14, 1999 and is intended to replace in its entirety the inducement letter sent by HSA on April 14, 1999 to Vulcan, Marcus, and Charter.

         2. HSA and one or more of the Operators are parties to, as applicable, The System Access and Investment Agreement effective as of November 25, 1998 ("SYSTEMS ACCESS AGREEMENT"); the Programming Content Agreement effective as of November 25, 1998 ("CONTENT AGREEMENT"), and the Network Service Agreement effective as of November 25, 1998 ("NETWORK AGREEMENT") (collectively, the "Operator Agreements").

         3. HSA is familiar with Section 15.4 of the Systems Access Agreement,
Section 22 of the Network Agreement, and Section 13.3 of the Content Agreement, which prohibit HSA


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from granting a security interest in contract rights and tangible/intangible property interests (including HSAC Network Equipment and Home Equipment Packages) that are used for supplying HSAC Services ("COLLATERAL") unless the secured party has executed a nondisturbance agreements ("NDA") in a form and substance satisfactory to the Operators that must require any secured party and its assignees to agree, notwithstanding any exercise of its rights as a secured creditor, not to disturb, affect, or interfere with HSA's provision of the HSAC Services.

         4. The "Third Party Cure Rights" addendum to the Master Loan and Security Agreement to be entered into between Finova and HSA does not meet the requirements for a nondisturbance agreement as set out in the Operator Agreements and that by consenting to the financing arrangements between Finova and HSA notwithstanding, the Operators are waiving an important contractual right.

         5. In return for such waiver by the Operators, in the event that any Operator receives a written notice from Finova or any assignee either pursuant to the Third Party Cure Rights Section of the Master Loan and Security Agreement by and between Finova and HSA ("LOAN Agreement") or in any form that notifies such Operator that Finova or any such assignee intends to disturb, affect, or interfere with equipment or other tangible property that disturbs, affects, or interferes, with HSA's provision of the HSAC Services, then the receipt of such notice will be deemed a Termination Event (effective upon receipt of such notice) under the Network Services Agreement for any Committed System that is likely to be negatively impacted by the removal or disturbance of any equipment or tangible property covered by such notice. As further consideration for such waiver by the Operators, HSA will provide Operators at least ninety (90) days advance written notice before HSA disturbs, affects, or interferes with equipment or other tangible property that disturbs, affects, or interferes; with HSA's provision of the HSAC Services regardless of whether or not such disturbance, affect, or interference results from Finova's or any assignee's request pursuant to the Remedies, Default Interest, Late Fees Section of the Loan Agreement.

         6. Notwithstanding the consent of the Operators to the financing between Finova and HSA, if in the future HSA grants any other security interests in, or leases, its Collateral, and also each secured party or lessor, as applicable, first executes a NDA in which such secured party or lessor agrees to give Operators at least ninety (90) days advance written notice before such secured party or lessor directly or indirectly disturbs, affects, or interferes with equipment or other tangible property that disturbs, affects, or interferes, with HSA's provision of the HSAC Services, then no further specific consent from the Operators will be necessary for such grants of security interests or leases but such security interests or leases shall be governed by this letter, provided that HSA notifies operator of such granting of security interests or leases by providing a copy of the draft that is eventually signed of such grant or lease at least five (5) business days before executing such grant or lease.

         7. However, subject to and without limiting the generality of paragraph S, absent express agreement to the contrary, if in the future in connection with any leases or any other loan agreements that effect a lease to HSA of, or grant a security interest in, its Collateral, Operators



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receive a written notice from a secured party or lessee or any assignee that notifies such Operator that such secured party or lessee or assignee intends to directly or indirectly disturb, affect or interfere with equipment or other tangible property that disturbs, affects, or interferes with HSA's provision of the HSAC Services, then the receipt of such notice will be deemed a Termination Event (effective upon receipt of such notice) (regardless of whether HSA has a right to cure whatever breach caused such notice to be sent) under the Network Services Agreement for any Committed System that is likely to be negatively impacted by the removal or disturbance of any equipment or other tangible property covered by such notice.

         8. Nothing in this letter, the NDAs, or the Loan Agreement will in any way limit the Operator's termination rights or other rights under the Operator Agreements in the event that Finova or any other secured party or lessee removes or disturbs any equipment or other tangible property that results in HSAC breaching the Operator Agreements in any way.

         9. All of the terms that appear in this letter in initial capital letters that are not otherwise defined in this Agreement will have the same meaning given them in the Network Services Agreement.

         10. No termination or modification of the Operator Agreements, and no waiver of the Operator's or HSA's rights or obligations hereunder, shall be effective without Operator's prior written consent, which consent may be granted or withheld in Operator's sole and absolute discretion.

         11. This letter, and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware (without reference to any conflicts of law rules) applicable to contracts entered into and fully performed therein. This Agreement will bind and benefit all successors and assigns (including, but not limited to, any "Potential Operators" as defined in any of the Operator Agreements) of each of the undersigned. This Agreement may be executed in counterparts, any of which may be deemed an original, but all of which taken together will constitute one and the same instrument. This Agreement may be executed and delivered by facsimile.

         By the signature below, HSA acknowledges that HSA's representatives have reviewed carefully what has been expressed in this letter and the Loan Agreement, which HSA understands are legally binding documents, and that the understandings and agreements expressed in these documents are binding upon HSA.

High Speed Access Corp.


By: /s/ High Speed Access Corp.
   ------------------------------------
Name:
     ----------------------------------

Title:
      ---------------------------------

Date:
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ACCEPTED AND AGREED:

Vulcan Ventures, Incorporated


By: /s/ Vulcan Ventures, Incorporated
   ------------------------------------
Name:
     ----------------------------------

Title:
      ---------------------------------

Date:
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Charter Communications, Inc.


By: /s/ Charter Communications, Inc.
   ------------------------------------
Name:
     ----------------------------------

Title:
      ---------------------------------

Date:
     ----------------------------------


Marcus Cable, Inc.


By: /s/ Marcus Cable, Inc.
   ------------------------------------
Name:
     ----------------------------------

Title:
      ---------------------------------

Date:
     ----------------------------------



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